Credit Facilities	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Credit Facilities
Credit Facilities

In March 2015, the Company entered into a credit facility with Silicon Valley Bank, which provides for a $25,000 revolving line of credit bearing interest at the U.S. prime rate, as published by the Wall Street Journal plus or minus 25 basis points per annum, dependent on the Company's adjusted quick ratio. As at December 31, 2016 the effective rate was 3.50%, no amounts have been drawn under this credit facility, and the Company is in compliance with all of the covenants contained therein. The credit facility was renewed on March 11, 2016, has a maturity date of March 10, 2017, and is collateralized by substantially all of the Company’s assets, but excluding the Company’s intellectual property, which is subject to a negative pledge.